SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ____)

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

CAMCO Investors Fund

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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CAMCO Investors Fund

30 E. Main Street

Berryville, VA 22611

____________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held December 5, 2006

Dear Shareholders:

The Board of Directors of CAMCO Investors Fund (the “Fund”) has given notice that the Annual Meeting of Shareholders (the “Annual Meeting”) will be held at the principal offices of the Fund, 30 E. Main Street, Berryville, VA 22611, on December 5, 2006 at 10:00 AM, Eastern Time, for the following purposes:

1.

To elect four individuals to the Board of Directors of the Fund to serve until the next annual meeting or until their successors are elected and qualified.

2.

To ratify the selection of Sanville & Company as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2006.

3.

To approve an Agreement and Plan of Reorganization that would permit the reorganization of the Fund from a Pennsylvania corporation to an Ohio business trust, effective January 15, 2007 or as soon as practicable thereafter.

4.

To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on October 9, 2006 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment(s) or postponement(s) thereof.

By Order of the Board of Directors

Eric Weitz

Secretary

November 13, 2006

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING.  IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

CAMCO Investors Fund

30 E. Main Street, Berryville, Virginia 22611

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PROXY STATEMENT

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ANNUAL MEETING OF SHAREHOLDERS

To Be Held December 5, 2006

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of CAMCO Investors Fund (the “Fund”) for use at the Annual Meeting of Shareholders (the “Annual Meeting”), to be held at the principal offices of the Fund, 30 E. Main Street, Berryville, VA 22611, on December 5, 2006 at 10:00 AM, Eastern Time, and at any and all adjournments thereof.  The Notice of the Annual Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about November 15, 2006.

The purposes of the Annual Meeting are:

o

To elect four Directors to the Board of Directors of CAMCO Investors Fund;

o

To ratify Sanville & Company as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2006; and

o

To approve an Agreement and Plan of Reorganization that would permit the reorganization of the Fund from a Pennsylvania corporation to an Ohio business trust, effective January 15, 2007 or as soon as practicable thereafter (the "Closing Date").

Only shareholders of record at the close of business on October 9, 2006 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting and any adjournment(s) or postponement(s) thereof.

A copy of the Fund’s most recent annual report for the fiscal year ended December 31, 2005 and the Fund's semi-annual report the period ended June 30, 2006 have been mailed to shareholders.  If you would like to receive additional copies of these reports at no charge, please send a written request to the Fund at 30 E. Main Street, Berryville, Virginia 22611 or call 1-800-727-1007.

PROPOSAL 1:  ELECTION OF DIRECTORS

In this proposal, shareholders are being asked to elect Col. Richard Bruss, Charles J. Bailey, Malcolm R. Uffelman and Dennis M. Connor (the "Nominees") to the Board of Directors of the Fund.  Each Nominee has agreed to serve on the Board of Directors until the next annual meeting or until their successors are approved and qualified.  The Fund's By-Laws provide that the Board of Directors shall consist of not fewer than three nor more than 12 members.  The Directors have determined that a Board consisting of four members is sufficient to effectively and efficiently oversee the Fund's activities.

Each Nominee currently serves on the Board of Directors, having been elected to that position by shareholders on December 6, 2005.  During the fiscal year ended December 31, 2005, the Board of Directors met three times.  No Director attended fewer than 75% of the regularly scheduled or special meetings of the Board.  Each Nominee attended the 2005 Annual Meeting.

Information about the Nominees

Col. Bruss and Messrs Bailey and Uffelman are not "interested persons" of the Fund as that term in defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act") (referred to hereinafter as "Independent Directors").  Mr. Connor is an "interested person" of the Fund.  Information about the Nominees, including their addresses, year of birth, principal occupations during the past five years, and other current directorships of public companies and investment companies, is set forth in the table below.

Independent Directors

Name, Address and Age	Position(s) Held with CAMCO Investors Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Overseen by Nominee for Director	Other Directorships Held by the Nominee for Director
Col. Richard Bruss 9507 Arnon Chapel Rd Great Falls, VA Age: 78	Director	One Year/ First Elected 12/04/02	Retired – USAF (1990 – present)	1	None
Charles J. Bailey 11620 Gambrill Rd Frederick, MD Age: 63	Director	One Year/ First Elected 12/04/02	Regional Mgr. Tollgrade Inc., a telecomm. test equipment and software company (1995 – present)	1	None
Malcolm R. Uffelman 1808 Horseback Trail Vienna, VA Age: 71	Director	One Year/ First Elected 12/04/02	Executive Vice President, Contact, Inc., a communications company (2000 – present)	1	None

Interested Director and Fund Officers

Name, Address[1] and Age	Position(s) Held with CAMCO Investors Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Overseen by Nominee for Director	Other Directorships Held by the Nominee for Director
Dennis M. Connor[2] Age: 50	President, CCO and Director	One Year/ First Elected 12/04/04; elected CCO in 2004	Vice President, Cornerstone Asset Management, Inc. (1987 – present); Vice President, Cornerstone Investment Group (1987 – present); Registered Representative, Syndicated Capital, Inc. (2003-present)	1	None
Mr. Paul Berghaus Age:66	Treasurer	N/A	President, Cornerstone Asset Management, Inc. (1987-present); Registered Representative, Syndicated Capital, Inc. (2003-present)	N/A	N/A
Mr. Eric Weitz Age: 48	Secretary	N/A	Vice President, Cornerstone Asset Management, Inc. (1992-present); Registered Representative, Syndicated Capital, Inc. (2003-present)	N/A	N/A
Mr. Eric Henning Age: 47	Assistant Secretary	N/A	Vice President, Cornerstone Asset Management, Inc. (1987-present); Registered Representative, Syndicated Capital, Inc. (2004-present)	N/A	N/A

1 The address for Mr. Connor and each officer is c/o CAMCO Investors Fund, 30 E. Main Street, Berryville, VA 22611.

2 Dennis M. Connor is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, because he is an officer of Fund's investment adviser, Cornerstone Asset Management, Inc. and part owner of Cornerstone Investment Group, the parent of Cornerstone Asset Management, Inc.

The following table sets forth the aggregate dollar range of equity securities beneficially owned by each Nominee of the Fund as of the Record Date.

Director/Nominee	Dollar Range of Equity Securities in the Fund
Dennis M. Connor	$1 - $10,000
Col. Richard Bruss	$10,001 - $50,000
Charles J. Bailey	$1 - $10,000
Malcolm R. Uffelman	$50,001 - $100,000

Director and Officer Compensation

Director fees are paid by Cornerstone Asset Management, Inc. ("CAMCO"), the Fund's investment adviser.  Officers and Directors of the Fund who are deemed "interested persons" of the Fund receive no compensation from the Fund.  The following table provides information regarding Director compensation for the fiscal year ended December 31, 2005.

Name and Position	Aggregate Compensation from CAMCO for Service to the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation Paid to Director by CAMCO for Service to Fund and Fund Complex[1]
Dennis M. Connor President and Director	$0	$0	$0	$0
Col. Richard Bruss Director	$297	$0	$0	$297
Charles J. Bailey Director	$297	$0	$0	$297
Malcolm R. Uffelman Director	$297	$0	$0	$297

1 The "Fund Complex" consists of the CAMCO Investors Fund.

Standing Committees

The Fund does not have an Audit Committee.  Rather, the Fund's Independent Directors function as the Audit Committee and (i) oversees and monitors the Fund's internal accounting and control structure, its auditing function and its financial reporting process; (ii) selects and recommends for shareholder ratification at the Fund's annual shareholder meeting the appointment of auditors for the Fund; (iii) reviews audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed; (iv) reviews the qualifications of the auditor's key personnel involved in the foregoing activities and (v) monitors the auditor's independence.  The selection of the Fund's auditors is submitted to shareholders annually for ratification or rejection.

The Fund does not have a formal Nominating Committee or Compensation Committee.  Rather, nominees are considered and nominated by the Independent Directors.  Because of the small size of the Board, the Board has not felt that formal Nominating and Compensation Committees are necessary.

When evaluating a person as a potential nominee to serve as a Director, the Independent Directors may consider, among other factors, (i) whether the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director; (ii) whether the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director; (iii) the contribution that the person can make to the Board and the Fund, with consideration being given to the person’s business experience, education and such other factors as the Independent Directors may consider relevant; (iv) the character and integrity of the person; (v) desirable personality traits, including independence, leadership and the ability to work with the other Directors; and (vi) any other factors deemed relevant and consistent with the 1940 Act.  The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: current Directors, officers and any other source the Independent Directors consider appropriate.

THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS.

PROPOSAL 2:  RATIFICATION OF SANVILLE & COMPANY AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FUND FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

At a meeting held on December 12, 2005, the Board of Directors, including the Independent Directors, unanimously approved the selection of Sanville & Company as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2006.

Sanville & Company is registered with the Public Company Accounting Oversight Board and has experience in investment company accounting and auditing.  Sanville & Company has served as the independent registered public accounting firm to the Fund since 2001.  The financial statements included in the Fund's Annual Report to shareholders have been examined by Sanville & Company.  It is not expected that a representative of Sanville & Company will be present at the meeting.

Sanville & Company and its members do not have any direct or indirect material financial interest in or connection with the Fund in any capacity other than as independent accountants.

Audit Fees

The table below discloses the aggregate fees billed for each of the last two fiscal years for professional services rendered by Sanville & Company for the audit of the Fund's annual financial statements and in connection with statutory and regulatory filings and engagements during those fiscal years.

Fiscal Year	Aggregate Fees Billed
2005	$10,000
2004	$8,000

Audit-Related Fees

The table below discloses the aggregate fees billed for each of the last two fiscal years for assurance and related services rendered by Sanville & Company that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported on the table above.

Fiscal Year	CAMCO Investors Fund	Cornerstone Asset Management, Inc.
2005	$0	$0
2004	$0	$0

Tax Fees

The table below discloses the aggregate fees billed for each of the last two fiscal years for professional services rendered by Sanville & Company for tax compliance, tax advice and tax planning.

Fiscal Year	CAMCO Investors Fund	Cornerstone Asset Management, Inc.
2005	$1,200	$0
2004	$800	$0

These tax services included monitoring tax compliance by the Fund and reviewing the Fund's tax returns.

All Other Fees

The table below discloses the aggregate fees billed for each of the last two fiscal years for products and services rendered by Sanville & Company, other than those listed in the tables above.

Fiscal Year	CAMCO Investors Fund	Cornerstone Asset Management, Inc.
2005	$0	$0
2004	$0	$0

Pre-Approval Policies

Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Independent Directors have been required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to be furnished to the Fund.  The Independent Directors also are required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to be furnished to CAMCO, or any entity controlling, controlled by or under common control with CAMCO, that provides ongoing services to the Fund to the extent that such services are determined to have a direct impact on the operations or financial reporting of the Fund.  The Independent Directors pre-approve audit and non-audit services on an engagement-by-engagement basis.

The last fiscal year, the Independent Directors approved the following percentage of audit-related, tax and other services.

Nature of Services	Percentage Approved by the Independent Directors
Audit -Related	100%
Tax	100%
All Other	100%

During the audit of Fund's financial statements for the most recent fiscal year, less than 50% of the hours expended on Sanville & Company's engagement were attributed to work performed by persons other than Sanville & Company's full-time, permanent employees.

The aggregate non-audit fees billed by Sanville & Company for services rendered to the Fund and CAMCO (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with CAMCO that provides ongoing services to the Fund, were as follows:

Fiscal Year	CAMCO Investors Fund	Cornerstone Asset Management, Inc.
2005	$1,200	$0
2004	$800	$0

Sanville & Company has not rendered non-audit services to CAMCO in the last two fiscal years.  As a result, it has been unnecessary for the Independent Directors to determine whether rendering such services to CAMCO would be incompatible with maintaining the independence of Sanville & Company.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” APPROVAL OF THE SELECTION OF SANVILLE & COMPANY AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FUND FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

PROPOSAL 3:  APPROVAL OF AN AGREEMENT AND PLAN TO REORGANIZE THE FUND FROM A PENNSYLVANIA CORPORATION TO AN OHIO BUSINESS TRUST, EFFECTIVE JANUARY 15, 2007 OR AS SOON AS PRACTICABLE THEREAFTER

At a meeting held on November 10, 2006, the Board of Directors, including the Independent Directors, considered and unanimously approved an Agreement and Plan of Reorganization (the "Agreement"), a copy of which is attached to this proxy statement as Exhibit A.  Under the Agreement, the Fund, organized as a Pennsylvania corporation on October 22, 1997, will assign all of its assets and liabilities to the CAMCO Investors Fund (the "New Fund"), a series of the CAMCO Investors Trust, an Ohio business trust (the "Trust"), in exchange for a number of New Fund shares equivalent in number and value to shares of the Fund outstanding immediately prior to the Closing Date, followed by a distribution of those shares to Fund shareholders so that each Fund shareholder would receive shares of the New Fund equivalent to the number of Fund shares held by such shareholder on the Closing Date.  The Fund is a non-diversified open-end management investment company registered with the United States Securities and Exchange Commission (the "SEC").  The Trust is a newly organized non-diversified open-end management investment company that is currently being registered with the SEC.

If the reorganization is approved and implemented, shareholders of the Fund will become shareholders of the New Fund.  The New Fund's investment objectives and investment strategies are identical in all material respects to the investment objectives and principal investment strategies of the Fund.  In addition, the current investment adviser to the Fund will continue as the investment adviser to the New Fund, and the current transfer agent of the Fund will continue as the transfer agent of the New Fund.  Further, the current members of the Board of Directors of the Fund will continue on the Board of Trustees of the New Fund.  The only material difference is that the New Fund will be organized as a business trust under the laws of the State of Ohio, rather than as a corporation under the laws of the Commonwealth of Pennsylvania.

Reasons for the Reorganization

The Board first considered two aspects of Pennsylvania corporation law that make the Fund's present organization undesirable as costly to shareholders.  First, Pennsylvania corporations are required to hold an annual shareholder meeting to elect directors, whose terms expire on an annual basis; this requirement results in a considerable expense for the Fund.  In addition to the expense, obtaining a quorum and the necessary votes to elect a board will likely become increasingly difficult as the Fund grows.  Second, Pennsylvania corporations are subject to the Pennsylvania Capital Stock Tax, another expense that the Fund must bear.  Conversely, Ohio business trusts are not required to hold annual shareholder meetings and the trustees of such trusts may have indefinite terms.  Further, no tax similar to the Pennsylvania Capital Stock Tax is imposed upon Ohio business trusts.  By reorganizing the Fund as an Ohio business trust, the Fund can avoid these two expenses, thereby benefiting the shareholders.

The Board considered other positive aspects of the reorganization.  First, expenses could be reduced further for the Trust because an Ohio business trust would be able to add more funds in the future, thereby fostering greater economic viability that would make the Adviser more likely to agree to lower its fees.  Second, given that the Fund has a special mandate to make socially responsible investments and that the current Board is supportive of that mandate, without the requirement to hold annual meetings, the Board will be less likely to encounter challenges in opposition to that mandate in the future.

The Board also considered the tax consequences of the reorganization.  The Board considered that the reorganization is intended to be a tax-free reorganization for federal income tax purposes, that there will be no direct or indirect federal income tax consequences of the reorganization to the Fund or its shareholders, and that the Fund will receive a legal opinion to that effect prior to the reorganization.

Based on the factors discussed above, the Board of Directors, including a majority of the Independent Directors, unanimously determined that the reorganization is in the best interests of the Fund, that the terms of the Agreement are fair and reasonable, and that the interests of the shareholders of the Fund will not be diluted as a result of the reorganization.

Comparison of the Investment Objectives, Principal Investment Strategies and Risks of Investing in the Funds

This section will help you compare the investment objectives and principal investment strategies of the Fund and the New Fund.  However, it is only a brief discussion and is qualified in its entirety by the respective investment objectives, principal investment strategies and risks sections of the Fund prospectus dated May 1, 2006 and the New Fund prospectus.

Investment Objectives

The investment objective of the Fund and the New Fund is identical.  The primary investment objective of the Fund is, and the primary investment objective of the New Fund will be, capital appreciation.  Income from dividends and interest is and will be secondary.  The Fund seeks, and the New Fund will seek, to avoid investing in companies that CAMCO has determined are principally involved in tobacco, alcoholic beverages, gambling, pornography or abortion.

Principal Investment Strategies

The principal investment strategies of the Funds are identical.

The Fund invests in, and the New Fund will invest in, a portfolio of equity instruments (including common and preferred stocks and convertible issues), real estate investment trusts (REITs) and debt securities.  The Fund is, and the New fund will be, a non-diversified fund, which means that it may invest a relatively high percentage of its assets in a limited number of securities.  The Fund seeks, and the New Fund will seek, only enough diversification in security selections to maintain a federal non-taxable status under Subchapter M of the Internal Revenue Code.  Principal investment strategies include, and will include, the purchase of securities believed to be selling at significant discounts to what is believed to be their true or intrinsic value and that generally exhibit one or more of the following characteristics over the entire range of security market capitalizations:

o

A low price to earnings ratio  (PE)

o

A low price to book value (PBV)

o

A low price to cash flow ratio (PCF)

o

A low price to sales ratio (PS)

o

A low price earnings to growth (PGE)

o

An above average dividend yield

o

Has low corporate debt

o

Insiders and/or the company itself are purchasing its stock

o

The stock selling price is significantly below its previous high

Investment in American Depositary Receipts (ADRs), representing foreign companies traded on American stock exchanges, that meet one or more of the above characteristics has also been, and will also be, considered.

Investment in bonds is, and will be, restricted to convertible debt issues of securities meeting one or more of the above characteristics or bonds believed to offer higher total returns (interest plus capital appreciation) than normally expected from such securities.  The Fund can invest, and the New Fund will be able to invest, in any maturity.  Bonds with investment grade BBB or better as determined by Standard & Poor’s have been, and will be, given preferred consideration, but the Fund has been able to include, and the New Fund may include, lower rated bonds.

Risk Factors

Because the Funds have identical investment objectives and investment strategies, investments in the Fund and the New Fund are subject to the same risks.  In plain English, investors in these Funds can lose money.  The Funds can lose money due to broad market declines, business risks from difficulties in particular companies held by the Funds or the effect of interest rates on its debt securities. The Funds are also subject to manager risk, that is, investors should be aware that this effort is new, and that the adviser’s strategy may not necessarily produce the intended results.

Common Stock Risks:  There are items that affect stocks prices in general, such as changing economic conditions at home and abroad, wars, and interest rate movements that may delay or detour the process of stocks seeking their true worth.  The Funds may invest in small company securities, which present additional risks to the Funds, such as a  lesser ability to weather business downturns, more volatility in stock prices and fewer product lines.  And, although CAMCO has managed individual investor accounts under varying market conditions since 1986, it does not have prior experience managing a mutual fund.

Real Estate Industry Risk:  REITS are subject to risks associated with the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market.  Properties owned by a REIT may decline in value due to overbuilding, environmental problems, or local economic conditions.  When REIT profits, revenues, or the value of real estate owned by REITs decline or fail to meet market expectations, REIT stock prices may decline as well.  Some REITs are not diversified and are subject to the risks associated with financing a limited number of projects.  REITs are heavily dependent upon their management teams and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation.  Increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly.  Since the market price of REIT stocks may change based upon investors' collective perceptions of future earnings, the share price of REITs owned by the Funds will generally decline when investors anticipate or experience rising interest rates.

Foreign Security Risks:  Investments in foreign securities involve additional risks. These include, but are not limited to, such items as currency fluctuations, generally less stringent regulatory supervision and changing political climate.

Bond Market Risks:  Bonds are subject to changes in value caused by changes in interest rates. Imagine a seesaw with bond market prices on one side and interest rates on the other. When interest rates rise, bond market prices tend to fall, and vice versa. Longer-term bonds tend to react more violently, both positively and negatively, to changes in interest rates. Also, companies issuing bonds may have unforeseen problems that affect their value, including changes in their bond credit ratings, problems in their country of origin and bankruptcy. Bonds with lower credit ratings (and correspondingly higher yields) are considered to be more speculative than lower yielding “investment grade” bonds.

Temporary Investments:  When CAMCO believes market or economic conditions are unfavorable, the Fund may invest, and the New Fund will be able to invest, up to 100% of its assets in a temporarily defensive manner and hold a substantial portion of its assets in cash, cash equivalents or other high-quality short-term investments.  Because the Funds may miss market advances while taking a defensive position, going into cash at the wrong time could hurt the Funds' performance.

Non-diversification Policy:  The Fund is classified, and the New Fund will be classified, as non-diversified for regulatory purposes, which means that the Funds are allowed (but not required) to invest a relatively high percentage of their assets in a limited number of securities. This means the Funds' share values can at times be more susceptible to certain risks than shares of a diversified fund. Whenever it is not diversified, the Funds can lose proportionally more money when any single Fund or New Fund holding drops in market price. However, CAMCO anticipates diversifying the Funds under normal circumstances.

Investment Restrictions

The Funds have adopted identical fundamental investment restrictions.  Fundamental investment restrictions may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund; the same policy will apply with the New Fund.  Other investment practices, which have been able to be changed by the Fund's Board of Directors and will be able to be changed by the New Fund's Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental.  The Funds also have identical non-fundamental investment restrictions.

Comparison of Fees and Expenses of the Funds

The reorganization will not result in a change in shareholder fees and expenses.  The Annual Fund Operating Expenses tables and Example shown below are based on fees and expenses in effect as of the Closing Date.

Shareholder Fees (fees paid directly from your investment)

The Fund

The New Fund

Maximum Sales Charge (Load) Imposed on Purchases

None

None

Maximum Deferred Sales Charge (Load)

None

None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends

None

None

Redemption Fee

None

None

Exchange Fee

None

None

Annual Fund Operating Expenses

The Fund

The New Fund

(expenses that are deducted from the Funds' assets)

Management Fees1

1.98%

1.98%

Distribution and/or Service (12b-1) Fees

None

None

Other Expenses

None

None

Total Annual Fund Operating Expenses

1.98%

1.98%

1 The adviser will pay the expenses of the Fund, except for taxes, brokerage commissions and extraordinary expenses.

Example

The Example is intended to help you compare the cost of investing in the Funds with the cost of investing in the New Fund.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem these shares at the end of each period. The example also assumes that your investment has a 5% return each year and the Funds' operating expenses do not change. Although your actual costs may be lower, based on these assumptions your costs would be:

Fund

1 Year

3 Years

5 Years

10 Years

The Fund

$201

$621

$1,068

$2,306

The New Fund

$201

$621

$1,068

$2,306

Federal Income Tax Consequences

The reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.  No gain or loss will be recognized as a consequence of the reorganization by the Fund or the New Fund (except to the extent that such assets consist of contracts described in Section 1256 of the Code), nor will a gain or loss be recognized by the shareholders of the Fund as a result of the Fund's distribution of New Fund shares to such shareholders in exchange for such shareholder's Fund shares.  In addition, a shareholder's tax basis for shares held in the Fund will carryover to the shares of the New Fund acquired in the reorganization, and the holding period for shares held as a capital asset also will carryover to the New Fund shares received in the reorganization.  As a condition to the Closing, the Funds each shall have received a legal opinion from Thompson Hine LLP to the effect that the reorganization will qualify as a tax-free reorganization with the foregoing tax consequences.  That opinion will be based upon certain representations and warranties made by the Fund and the Trust and certifications received from the Fund and the Trust on behalf of each of the Funds.

Immediately prior to the Closing Date, the Fund shall have declared and paid a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to shareholders:  (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern Time on the Closing Date, and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

You should consult your tax adviser regarding the effect, if any, of the proposed reorganization in light of your individual circumstances.  Since the foregoing discussion related only to the federal income tax consequences of the reorganization, you should also consult your tax adviser as to state and local tax consequences, if any, of the reorganization.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" APPROVAL OF THE AGREEMENT AND PLAN TO REORGANIZE THE FUND FROM A PENNSYLVANIA CORPORATION TO AN OHIO BUSINESS TRUST, EFFECTIVE JANUARY 15, 2007 OR AS SOON AS PRACTICABLE THEREAFTER.

OTHER INFORMATION

Operation of the Fund

The Board of Directors supervises the business activities of the Fund.  The Fund currently retains CAMCO, 30 E. Main Street, Berryville, VA 22611, as its investment adviser.  CAMCO also manages the Fund’s business affairs and provides the Fund with administrative services.  Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Hts., OH 44147 acts as the Fund’s transfer agent and fund accountant.

The Proxy

The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting.  A proxy card for voting your shares at the Annual Meeting is enclosed.  The shares represented by each valid proxy received in time will be voted at the Annual Meeting as specified.  If no specification is made, the shares represented by a duly executed proxy will be voted for the election of the Nominees, for the ratification of Sanville & Company, for the approval of the Agreement and Plan of Reorganization, and at the discretion of the holders of the proxy on any other matter that may come before the Annual Meeting that the Fund did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the Secretary of the Fund revoking the proxy, or (iii) attending and voting in person at the Annual Meeting.

Voting Securities and Voting

As of the Record Date, 767,211.43 shares of beneficial interest of the Fund were issued and outstanding.  Only shareholders of record on the Record Date are entitled to vote at the Annual Meeting.  Each shareholder is entitled to one (1) vote per share held on any matter submitted to a vote at the Annual Meeting.  The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Fund entitled to vote is necessary to constitute a quorum at the Annual Meeting.

The election of each Nominee for Director, the ratification of Sanville & Company as the independent registered public accounting firm, and the approval of the Agreement and Plan of Reorganization each requires a majority of the votes cast in person or by proxy at the Annual Meeting at which a quorum exits.  Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Annual Meeting, but they are not affirmative votes for any proposal.

Security Ownership of Management

None of the Directors, Nominees or officers of the Fund, to the best knowledge of the Fund, were the owners of more than 5% of the outstanding shares of a Fund on the Record Date.

As a group, the Directors, Nominees and officers of the Fund own approximately 2.12% of the outstanding shares of the Fund as a whole.

Security Ownership of Certain Beneficial Owners

The following list indicates the shareholders (other than those Directors, Nominees and officers listed above) who, to the best knowledge of the Fund, were the owners of more than 5% of the outstanding shares of a Fund on the Record Date:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of the Fund
Richard Chenette Clifton, VA	41,812.362 Shares/Record & Beneficial	5.47%
John De Jong Reston, VA	62,285.927 Shares/Record & Beneficial	8.14%
Charles McCalley Kensington, MD	47,988.947 Shares/Record & Beneficial	6.27%

As of the Record Date, the Fund knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of a Fund or the Fund as whole.

Shareholder Proposals, Nominations and Communications

The Fund has not received any shareholder proposals to be considered for presentation at the Annual Meeting.  Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Fund’s proxy statement and proxy card for a particular meeting.  Under these rules, proposals submitted for inclusion in the Fund’s proxy materials must be received by the Fund within a reasonable time before the solicitation is made.  The fact that the Fund receives a shareholder proposal in a timely manner does not assure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. Any shareholder proposal and any other shareholder communication should be sent to Eric Weitz, Secretary, CAMCO Investors Fund, 30 E. Main Street, Berryville, Virginia 22611.  Because of the Fund's small shareholder base, and because it has never received a shareholder proposal or a Director nomination from a shareholder, the Fund has not adopted a written policy regarding consideration of shareholder proposals or Director nominees recommended by shareholders.

Cost of Solicitation

The Board of Directors of the Fund is making this solicitation of proxies.  The Board has determined that the ordinary costs of preparing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting and proxy and any additional materials relating to the Annual Meeting and the cost of soliciting proxies will be borne by CAMCO.  These costs, based on an estimate from the Fund's legal counsel, will total approximately $3,000.  All additional costs incurred in preparing and soliciting the proxy for the reorganization, including preparation of the Plan of Reorganization and related tax opinion, will be paid by the Fund, as such costs are out-of-the-ordinary.  These costs, based on an estimate from the Fund's legal counsel, will total approximately $27,000.  In addition to solicitation by mail, the Fund may request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the beneficial owners of shares of the Fund of whom they have knowledge, and the Fund will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Fund and CAMCO may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

Other Matters

The Fund’s Board of Directors knows of no other matters to be presented at the Annual Meeting other than as set forth above.  If any other matters properly come before the Annual Meeting that the Fund did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

Proxy Delivery

If you and another shareholder share the same address, the Fund may only send one proxy statement unless you or the other shareholder(s) request otherwise.  Call or write to the Fund if you wish to receive a separate copy of the proxy statement, and the Fund will promptly mail a copy to you.  You may also call or write to the Fund if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future.  For such requests, call 1-800-727-1007, or write the Fund at 30 E. Main Street, Berryville, Virginia 22611.

BY ORDER OF THE BOARD OF DIRECTORS

Eric Weitz

Secretary

November 13, 2006

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated as of November 13, 2006 (the "Agreement"), by and between CAMCO Investors Fund, a Pennsylvania corporation (the "Corporation"), and CAMCO Investors Trust, an Ohio business trust (the "Trust").

WHEREAS, the Corporation is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Trust has filed a registration statement under the 1940 Act;

WHEREAS, the Corporation proposes to merge into the CAMCO Investors Fund, a series of the Trust (the "New Fund");

WHEREAS, the parties desire to change the place and form of organization of the Corporation from a Pennsylvania corporation to a series of the Trust, it being anticipated that the merger will accomplish the business purpose of providing long-term benefits to the Corporation and its shareholders by eliminating the need for an annual shareholder meeting and achieving other cost savings;

WHEREAS,  each of the Corporation and the New Fund share the same investment adviser and may be deemed to be affiliated parties;

WHEREAS, each of the Corporation and the New Fund may merge in reliance on Rule 17a-8 of the 1940 Act, provided that the conditions set forth in such rule are met;

WHEREAS, the Board of Directors of the Corporation and the Board of Trustees of the Trust, including a majority of the directors and trustees who are not “interested persons” of such trust or corporation (as defined in the 1940 Act), have determined that the merger is in the best interests of the Corporation and the New Fund and will not dilute the interests of such funds’ shareholders;

WHEREAS, the parties intend that all agreements, representations, actions and obligations described herein made or undertaken by a fund are made and shall be taken or undertaken by the Corporation or the Trust on behalf of the New Fund, as appropriate;

WHEREAS, each of the following conditions will be met:  (1) the Corporation’s investment policies, including the policies that, under the 1940 Act could not be changed without a vote of a majority of the Corporation’s outstanding voting securities, will be the same as the New Fund’s; (2) the New Fund’s advisory contract will not be materially different from that of the Corporation; and (3) after the merger, the New Fund will not be authorized to pay charges under a plan that provides for use of fund assets for distribution that are greater than charges authorized to be paid by the Corporation under such a plan; and

WHEREAS, provided that the conditions set forth above have been met, the Corporation shall be permitted to merge with and into the New Fund following shareholder approval as set forth in Rule 17a-8 of the 1940 Act.

NOW, THEREFORE, in consideration of the mutual promises herein contained and intending to be legally bound hereby, the parties hereto agree to effect the transfer of all of the assets of the Corporation to the New Fund, solely in exchange for the assumption by the New Fund of all of the liabilities of the Corporation, and shares of beneficial interest of the New Fund (“New Fund Shares”) followed by the distribution, at the Effective Time (as defined in Section 12 of this Agreement), of such New Fund Shares to the holders of shares of the Corporation (“Corporation Shares”) on the terms and conditions hereinafter set forth in liquidation of the Corporation.

The parties hereto covenant and agree as follows:

.

1.

PLAN OF REORGANIZATION.  At the Effective Time, the Corporation will assign, deliver and otherwise transfer all of its assets described in paragraph 2(a) (“Assets”), and assign all of the Corporation’s liabilities described in paragraph 2(b) (“Liabilities”) to the New Fund, and the New Fund shall acquire all Assets, and shall assume all Liabilities of the Corporation, in exchange for delivery to the Corporation by the New Fund of a number of New Fund Shares (both full and fractional) equivalent in number and value to the Corporation Shares outstanding immediately prior to the Effective Time.  Shareholders of record of Corporation Shares at the Effective Time will be credited with full and fractional New Fund Shares.  The Assets and Liabilities of the Corporation shall be exclusively assigned to and assumed by the New Fund.  All Liabilities of the Corporation shall, after the Effective Time, attach to the New Fund and may be enforced against the New Fund to the same extent as if the same had been incurred by the New Fund.  The events outlined in this Section 1 are the “Reorganization.”

.

2.

TRANSFER OF ASSETS.

(a)

The Assets of the Corporation to be acquired by the New Fund and allocated thereto shall include, without limitation, all the assets and property that the Corporation owns (including all cash, cash equivalents, securities, receivables (including interest and dividends receivable), as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Corporation) at the Effective Time.

(b)

The Liabilities of the Corporation to be assumed by the New Fund and allocated thereto shall include, without limitation, all of the Corporation’s debts, liabilities, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent or otherwise, and whether or not determinable at the Effective Time.

(c)

The Corporation shall direct U.S. Bank, as custodian for the Corporation (the “Custodian”), to deliver, at or prior to the Effective Time, a certificate of an authorized officer stating that:  (i) all Assets have been delivered in proper form to the New Fund at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.  The Corporation’s portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Corporation as of the Effective Time for the account of the New Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  The Custodian shall deliver as of the Effective Time by book entry, in accordance with the Custodian’s customary practices, the Corporation’s Assets deposited with the Custodian.  The cash to be transferred by the Corporation shall be delivered by wire transfer of federal funds prior to or as of the Effective Time or, because each Fund uses the same custodian, transferred by book entry.

(d)

The Corporation shall direct Mutual Shareholder Services, LLC (the “Transfer Agent”), on behalf of the Corporation, to deliver prior to or as of the Effective Time a certificate of an authorized officer stating that its records contain the names and addresses of the Corporation’s shareholders and the number and percentage ownership of outstanding shares owned by each shareholder immediately prior to the Effective Time.  The New Fund shall cause Mutual Shareholder Services, LLC, the Transfer Agent for the New Fund to issue and deliver a confirmation evidencing the New Fund Shares to be credited at the Effective Time to the Secretary of the Corporation, or provide evidence satisfactory to the Corporation that the New Fund Shares have been credited to the Corporation’s account on the books of the New Fund.  No later than the Effective Time each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

.

3.

CALCULATIONS.

(a)

The number of New Fund Shares issued to the Corporation pursuant to Section 1 hereof will be the number of issued and outstanding Corporation Shares of the Corporation at the Valuation Time (as hereinafter defined).

(b)

The net asset value of the New Fund Shares shall be the net asset value of the shares of the Corporation at the Valuation Time.  The net asset value of the Corporation’s Shares shall be computed at the Valuation Time in the manner set forth in the Corporation’s then current prospectus under the Securities Act of 1933 (the “1933 Act”).

.

4.

VALUATION OF ASSETS.  The value of the Assets of the Corporation shall be the value of such Assets computed as of the time at which the Corporation’s net asset value is calculated at the Valuation Time.  The net asset value of the Assets of the Corporation to be transferred to the New Fund shall be computed by the Transfer Agent (and shall be subject to adjustment by the amount, if any, agreed to by the Corporation and the New Fund).  In determining the value of the securities transferred by the Corporation to the New Fund, each security shall be priced in accordance with the pricing policies and procedures of the Corporation as described in its then current prospectus and statement of additional information.  For such purposes, price quotations and the security characteristics relating to establishing such quotations shall be determined by the Corporation's Board of Directors, provided that such determination shall be subject to the approval of the Trust.  The Corporation and the New Fund agree to use all commercially reasonable efforts to resolve, prior to the Valuation Time, any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the New Fund and those determined in accordance with the pricing policies and procedures of the Corporation.

.

5.

VALUATION TIME.  The valuation time shall be 4:00 p.m., Eastern Time, on January 15, 2007, or such other date and time as may be mutually agreed in writing by an authorized officer of each of the parties (the “Valuation Time”).  Notwithstanding anything herein to the contrary, in the event that at the Valuation Time, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the parties, accurate appraisal of the value of the net assets of the Corporation is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Corporation is practicable.

.

6.

LIQUIDATION OF THE CORPORATION AND CANCELLATION OF SHARES.  At the Effective Time, the Corporation will liquidate and the New Fund Shares (both full and fractional) received by the Corporation will be distributed to the shareholders of record of the Corporation as of the Effective Time in exchange for the Corporation Shares and in complete liquidation of the Corporation.  Each shareholder of the Corporation will receive a number of New Fund Shares equal in number and value to the Corporation Shares held by that shareholder, and each New Fund Share and each Corporation Share will be of equivalent net asset value per share.  Such liquidation and distribution will be accomplished by the establishment of an open account on the share records of the New Fund in the name of each shareholder of the Corporation that represents the respective number of New Fund Shares due such shareholder.  All of the issued and outstanding shares of the Corporation shall be cancelled on the books of the Corporation at the Effective Time and shall thereafter represent only the right to receive New Fund Shares.  The Corporation’s transfer books shall be closed permanently.  The Corporation also shall take any and all other steps as shall be necessary and proper to effect a complete termination of the Corporation.

.

7.

REPRESENTATIONS AND WARRANTIES OF THE NEW FUND.  The Trust, on behalf of itself and, as appropriate, the New Fund, represents and warrants to the Corporation as follows:

(a)

ORGANIZATION, EXISTENCE, ETC.  The Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Ohio and has the power to carry on its business as it is now being conducted.  The New Fund is duly established and designated as a series of the Trust.

(b)

REGISTRATION AS INVESTMENT COMPANY.  Prior to the Effective Time, the Trust will be registered under the 1940 Act as an open-end management investment company; such registration will not be revoked or rescinded and will be in full force and effect at the Effective Time.  Prior to the Effective Time, the registration statement relating to the New Fund will be effective.

(c)

SHARES TO BE ISSUED UPON REORGANIZATION.  The New Fund Shares to be issued by the New Fund in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable by the Trust.  Prior to the Effective Time, there shall be no issued and outstanding New Fund Shares or any other securities issued by the New Fund, except that the New Fund may issue shares to its initial shareholder in order to meet minimum capitalization requirements under Section 14(a) of the 1940 Act and/or to obtain shareholder approval of various items.

(d)

AUTHORITY RELATIVE TO THIS AGREEMENT.  The Trust, on behalf of itself and the New Fund, has the power to enter into this Agreement and to carry out its obligations hereunder and has all necessary federal, state and local authorizations to consummate the Reorganization.  The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust, and no other proceedings by the Trust or the New Fund are necessary to authorize the Trust’s officers to effectuate this Agreement and the transactions contemplated hereby.  Neither the Trust nor the New Fund is a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

(e)

LIABILITIES.  To the actual knowledge of the Trust, there are no liabilities of the New Fund, whether or not determined or determinable, other than liabilities incurred in the ordinary course of business subsequent to the Effective Time or otherwise disclosed to the Corporation, none of which has been materially adverse to the business, assets or results of operations of the New Fund.  To the actual knowledge of the Trust, the Trust’s Registration Statement, which is on file with the Securities and Exchange Commission (the “SEC”), does not contain an untrue statement of material fact or omit a material fact that is required to be stated therein or that is necessary to make the statements therein not misleading.

(f)

LITIGATION.  Except as disclosed to the Corporation, there are no claims, actions, suits or proceedings pending or, to the actual knowledge of the Trust, threatened which would materially adversely affect the New Fund or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

(g)

CONTRACTS.  Except for contracts and agreements disclosed in Exhibit I hereto, under which no material default exists, neither the Trust nor the New Fund is a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever with respect to the New Fund.

(h)

TAXES.  As of the Effective Time, all Federal and other tax returns, information returns, and other tax-related reports of the New Fund required by law to have been filed by such date (including extensions), if any, shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

(i)

SUBCHAPTER M.  No later than the Effective Time, the New Fund will be a “fund” as defined in section 851(g)(2) of the Internal Revenue Code of 1986, as amended (the “Code”); it will qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Code for the taxable year in which the Reorganization occurs; and it intends to continue to meet all the requirements for that qualification.

.

8.

REPRESENTATIONS AND WARRANTIES OF THE CORPORATION.  The Corporation represents and warrants to the Trust and the New Fund as follows:

(a)

ORGANIZATION, EXISTENCE, ETC. The Corporation is a corporation duly organized and validly existing under the laws of the Commonwealth of Pennsylvania and has the power to carry on its business as it is now being conducted.

(b)

REGISTRATION AS INVESTMENT COMPANY.  The Corporation is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

(c)

FINANCIAL STATEMENTS.  The audited financial statements of the Corporation for its most recently ended fiscal year, and unaudited financial statements relating to its most recently ended semi-annual period if the semi-annual period is subsequent to the most recently ended fiscal year, (the “Corporation’s Financial Statements”), as delivered to the New Fund, fairly present the financial position of the Corporation as of the dates thereof, and the results of its operations and changes in its net assets for the periods indicated.  There are no known contingent liabilities of the Corporation required to be reflected on a balance sheet (including notes thereto) in accordance with generally accepted accounting principles as of such date not disclosed therein.

(d)

MARKETABLE TITLE TO ASSETS.  The Corporation will have, at the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the Assets to be transferred to the New Fund.  Upon delivery and payment for such Assets, the New Fund will have good and marketable title to such Assets without restriction on the transfer thereof free and clear of all liens, encumbrances and adverse claims.

(e)

AUTHORITY RELATIVE TO THIS AGREEMENT.  The Corporation has the power to enter into this Agreement and to carry out its obligations hereunder.  The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by the Board of Directors of the Corporation, including a majority of its directors who are not interested persons of the Corporation, and no other proceedings by the Corporation are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby.  The Corporation is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

(f)

LIABILITIES.  To the Corporation’s actual knowledge, there are no liabilities of the Corporation, whether or not determined or determinable, other than liabilities disclosed or provided for in the Corporation’s Financial Statements and liabilities incurred in the ordinary course of business prior to the Effective Time, or otherwise disclosed to the New Fund, none of which has been materially adverse to the business, Assets or results of operations of the Corporation.  To the Corporation's actual knowledge, the Registration Statement of the Corporation, which is on file with the SEC, does not contain an untrue statement of a material fact or omit a material fact that is required to be stated therein or that is necessary to make the statements therein not misleading.

(g)

LITIGATION.  Except as disclosed to the New Fund, there are no claims, actions, suits or proceedings pending or, to the knowledge of the Corporation, threatened which would materially adversely affect the Corporation or its Assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

(h)

CONTRACTS.  Except for contracts and agreements disclosed in Exhibit II hereto, under which no material default exists, the Corporation, at the Effective Time, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.

(i)

TAXES.  As of the Effective Time, all Federal and other tax returns, information returns, and other tax-related reports of the Corporation required by law to have been filed shall have been filed by such date (including extensions), and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Corporation's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

(j)

SUBCHAPTER M.  The Corporation is a “fund” as defined in section 851(g)(2) of the Code; it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for that qualification for its current taxable year; the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing; and the Corporation has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

.

9.

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST.

(a)

All representations and warranties of the Corporation contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.  At the Effective Time, the Trust shall have received a certificate from an officer of the Corporation, dated as of such date, certifying on behalf of the Corporation that as of such date the conditions set forth in this clause (a) have been met.

(b)

The Corporation shall have delivered to the New Fund at the Effective Time the Corporation’s Statement of Assets and Liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of the Corporation as to the aggregate asset value of the Corporation’s portfolio securities.

(c)

At the Effective Time, the Corporation shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by the Corporation prior to or at the Effective Time and the Trust shall have received a certificate from an officer of the Corporation, dated as of such date, certifying on behalf of the Corporation that the conditions set forth in this clause (c) have been, and continue to be, satisfied.

(d)

The Corporation shall have declared and paid a distribution or distributions prior to the Effective Time that, together with all previous distributions, shall have the effect of distributing to its shareholders:  (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern Time on the Effective Time; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

.

10.

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE CORPORATION.

(a)

All representations and warranties of the New Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.  At the Effective Time, the Corporation shall have received a certificate from an officer of the Trust, dated as of such date, certifying on behalf of the Trust that as of such date that the conditions set forth in this clause (a) have been met.

(b)

At the Effective Time, the Trust shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Effective Time and the Corporation shall have received a certificate from an officer of the Trust, dated as of such date, certifying on behalf of the Trust that the conditions set forth in this clause (b) have been, and continue to be, satisfied.

(c)

The Corporation shall have received from the Trust a duly executed instrument whereby the New Fund assumes all Liabilities of or attributable to the Corporation.

.

11.

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE CORPORATION AND THE NEW FUND.  The obligations of the Corporation and the New Fund to effectuate this Agreement shall be subject to the satisfaction of each of the following conditions:

(a)

The New Fund shares shall have been duly qualified for offering to the public in each state in which the Corporation’s shareholders are resident as of the date of the Reorganization (except where such qualifications are not required) so as to permit the transfer contemplated by this Agreement to be consummated; and the Corporation shall have received from the Trust a duly executed certificate with respect thereto.

(b)

The Corporation and the New Fund shall have received on or before the Effective Time an opinion of counsel satisfactory to the Corporation and the New Fund, based on customary officers’ certificates provided by each, and such other documents, reports or information deemed relevant by counsel, substantially to the effect that for Federal income tax purposes:

(1)

The Reorganization will constitute a “reorganization” within the meaning of Code Section 368(a).  The New Fund and the Corporation will each be a “party to a reorganization” within the meaning of Code Section 368(b);

(2)

No gain or loss will be recognized by the Corporation upon the transfer of all of its assets to the New Fund solely in exchange for the issuance of New Fund Shares to the Corporation and the assumption by the New Fund of all the Corporation’s liabilities;

(3)

No gain or loss will be recognized by the New Fund upon  its receipt of all the Corporation assets in exchange for the issuance of New Fund Shares to the Corporation and the assumption by the New Fund of all the Corporation’s liabilities;

(4)

The adjusted basis of the assets acquired by the New Fund will be the same as the adjusted basis of those assets in the Corporation’s hands immediately before the Effective Time;

(5)

The New Fund’s holding period for the assets acquired from the Corporation will include the Corporation’s holding period of those assets;

(6)

No gain or loss will be recognized by the Corporation upon  the distribution of the New Fund Shares to the Corporation’s shareholders in exchange for their Corporation Shares;

(7)

No gain or loss will be recognized by the Corporation’s shareholders upon the exchange of all their Corporation Shares solely for New Fund Shares as part of the transaction contemplated herein;

(8)

The adjusted basis of the New Fund Shares received by each Corporation shareholder will be the same as the adjusted basis of that Corporation shareholder’s Corporation Shares surrendered in exchange therefor;

(9)

The holding period of the New Fund Shares received by each Corporation shareholder will include such shareholder’s holding period for the Corporation Shares surrendered in exchange therefor, provided that said Corporation Shares were held as capital assets as of the Effective Time;

(10)

For purposes of Section 381 of the Code, either:  (i) the New Fund will be treated as the same corporation as the Corporation and the tax attributes of the Corporation enumerated in Section 381(c) will be taken into account by the New Fund as if there had been no reorganization; or (ii) the New Fund will succeed to and take into account the items of the Corporation described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and applicable regulations thereunder;

(11)

Notwithstanding the above, such opinion may state that no opinion is expressed as to the effect of the Reorganization on the Corporation or the New Fund with respect to (i) any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting; and (ii) any market discount bond transferred pursuant to the Reorganization.

(c)

The Board of Trustees of the Trust shall have approved this Agreement and authorized the issuance by the New Fund of New Fund Shares at the Effective Time in exchange for the Assets of the Corporation pursuant to the terms and provisions of this Agreement.

.

12.

EFFECTIVE TIME OF THE REORGANIZATION.  The exchange of the Corporation’s Assets for the New Fund Shares shall be effective as of opening of business on January 15, 2007, or at such other time and date as fixed by the mutual consent of the parties (the “Effective Time”).

.

13.

TERMINATION.  This Agreement and the transactions contemplated hereby may be terminated and abandoned without penalty by resolution of the Board of Directors of the Corporation and/or by resolution of the Board of Trustees of the Trust, as to the New Fund, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Boards, make proceeding with the Agreement inadvisable.

.

14.

AMENDMENT.  This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, no such amendment may have the effect of changing the provisions for determining the number or value of New Fund Shares to be paid to the Corporation’s shareholders under this Agreement to the detriment of the Corporation’s shareholders.

.

15.

GOVERNING LAW.  This Agreement shall be governed and construed in accordance with the laws of the State of Ohio.

.

16.

NOTICES.  Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed to appropriate party at the address contained in such party’s current registration statement on Form N-1A as filed with the SEC.

.

17.

FEES AND EXPENSES.

(a)

The Corporation and the Trust each represents and warrants to the other party that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

(b)

Except as otherwise provided for herein, all expenses of the Reorganization will be borne by the Trust.  The expenses to be covered by the Trust may include, without limitation: (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (ii) expenses associated with the preparation and filing of any required registration statement under the 1933 or 1940 Act; (iii) postage; (iv) printing; (v) accounting fees; and (vi) legal fees.  Notwithstanding the foregoing, the Trust will pay or assume only those expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) and the shareholders of the Corporation and the New Fund will pay their own expenses, if any, incurred in connection with the Reorganization.

18.

HEADINGS, COUNTERPARTS, ASSIGNMENT.

(a)

The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(b)

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

(c)

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

19.

ENTIRE AGREEMENT.  Each of the parties to this Agreement, and the Corporation and the Trust agree that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.  The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

20.

FURTHER ASSURANCES.  The Trust and the Corporation shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

21.

BINDING NATURE OF AGREEMENT.  As provided by the Trust’s Declaration of Trust on file with the Secretary of State of Ohio, this Agreement was executed by the undersigned officers of the Trust, on behalf of the New Fund, as officers and not individually or in their other capacities with the Trust, and the obligations of this Agreement are not binding upon the undersigned officers individually, but are binding only upon the assets and property of the New Fund.  Moreover, no series of the Trust shall be liable for the obligations of any other series of the Trust.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement and Plan of Reorganization to be duly executed on its behalf, as of the day and year first above written.

CAMCO INVESTORS TRUST,

on behalf of its series, the CAMCO Investors Fund

By:

Dennis M. Connor, President

CAMCO INVESTORS FUND,

By:

Dennis M. Connor, President

EXHIBIT I

None

EXHIBIT II

Management Agreement with Cornerstone Asset Management, Inc.

Transfer Agent and Fund Accounting Agreement with Mutual Shareholder Services, LLC

Custody Agreement with U.S. Bank, N.A.

CAMCO INVESTORS FUND

ANNUAL MEETING OF SHAREHOLDERS

December 5, 2006

The undersigned, revoking previous proxies, if any, with respect to the Shares (defined below), hereby appoints Dennis M. Connor and Eric Weitz, as proxies, each with full power of substitution, to vote at the Annual Meeting of Shareholders (the “Annual Meeting”) of the Fund to be held at the principal offices of the Fund, 30 E. Main Street, Berryville, Virginia 22611, on December 5, 2006 at 10:00 AM, Eastern Time, and at any and all adjournments thereof, all shares of beneficial interest of the Fund ("Shares") on the proposals set forth below regarding (i) the election of Directors, (ii) the ratification of the independent registered public accounting firm, (iii) the approval of the Agreement and Plan of Reorganization and (iv) any other matters properly brought before the Meeting.

THE BOARD OF DIRECTORS OF CAMCO INVESTORS FUND RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES, "FOR" THE RATIFICATION OF SANVILLE & COMPANY, AND "FOR" THE RATIFICATION OF THE AGREEMENT AND PLAN OF REORGANIZATION.

1.

To elect the following four (4) individuals to the Board of Directors of CAMCO Investors Fund:

1. Dennis M. Connor	☐ FOR	☐ AGAINST	☐ ABSTAIN
2. Col. Richard Bruss	☐ FOR	☐ AGAINST	☐ ABSTAIN
3. Charles J. Bailey	☐ FOR	☐ AGAINST	☐ ABSTAIN
4. Malcolm R. Uffelman	☐ FOR	☐ AGAINST	☐ ABSTAIN

2.

To ratify the selection of Sanville & Company as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2006.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.

To approve the Agreement and Plan of Reorganization.

☐ FOR	☐ AGAINST	☐ ABSTAIN

This proxy is solicited on behalf of the Fund’s Board of Directors, and may be revoked prior to its exercise by filing with the Secretary of the Fund an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the Annual Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES AND FOR THE PROPOSAL TO RATIFY SANVILLE & COMPANY, AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

[PLACE MAILING LABEL HERE]

Dated:

________________

Signature(s):___________________________________

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting and the Proxy Statement of the Board of Directors.  Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, directors or guardians should indicate the full title and capacity in which they are signing.